UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2020
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 6, 2020. For more information on the following proposals, see the Company’s proxy statement dated March 26, 2020. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a)The following eleven (11) directors were elected to serve until our 2021 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
James C. Foster	40,873,379	1,772,542	143,858	2,531,426
Nancy C. Andrews	42,694,056	61,885	33,838	2,531,426
Robert J. Bertolini	42,614,372	139,355	36,052	2,531,426
Stephen D. Chubb	41,574,235	1,179,292	36,252	2,531,426
Deborah T. Kochevar	40,415,548	2,340,408	33,823	2,531,426
Martin W. MacKay	42,078,214	675,513	36,052	2,531,426
George E. Massaro	41,659,797	1,093,930	36,052	2,531,426
George M. Milne, Jr.	41,030,912	1,722,528	36,339	2,531,426
C. Richard Reese	41,248,768	1,504,959	36,052	2,531,426
Richard F. Wallman	42,022,173	731,500	36,106	2,531,426
Virginia M. Wilson	42,582,133	173,958	33,688	2,531,426

(b)The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
35,632,054	7,117,476	40,249	2,531,426

(c)The shareholders approved amendments to our 2018 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
38,426,154	4,312,836	50,789	2,531,426

(d)The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2020.

For	Against	Abstain	Broker Non-Votes
44,106,254	1,177,777	37,174	0

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

SIGNATURES
Puruant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	May 8, 2020	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
Legal Compliance, Deputy General Counsel and Assistant Secretary

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